LETTER OF TRANSMITTAL
PRG-SCHULTZ INTERNATIONAL, INC.
Offer to Exchange
11.0% Senior Notes Due 2011,
10.0% Senior Convertible Notes Due 2011
and
9.0% Senior Series A Convertible Participating Preferred Stock
For Any and All Outstanding
4.75% Convertible Subordinated Notes Due 2006
(Cusip Nos. 743168 AA4 and 69357C-AA-5)
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON THURSDAY, MARCH 2, 2006 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY PRG-SCHULTZ INTERNATIONAL, INC.
US BANK CORPORATE TRUST SERVICES
By Regular, Registered or Certified Mail, or by Hand:
Wachovia Bank, NA, as agent for
US Bank NA
Corporate Trust Operations NC-1153
Building 3C3
1525 West W.T. Harris Blvd.
Charlotte, NC 28262-8522
Attention: Marsha Rice

By Facsimile (For Eligible Institutions Only): (704) 590-9279	Confirm Receipt of Facsimile by Telephone: (704) 590-7413
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      The undersigned acknowledges receipt of the offering circular dated February 1, 2006 (the “Offering Circular”) of PRG-Schultz International, Inc., a Georgia corporation (the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange $400 in principal amount of our 11.0% Senior Notes due 2011 (plus an additional principal amount equal to the aggregate accrued and unpaid interest due on the existing notes held by the tendering holder to, but not including, the closing date of the exchange offer) (the “New Senior Notes”), $480 in principal amount of our 10.0% Senior Convertible Notes due 2011 (the “New Senior Convertible Notes”) and one share, $120 liquidation preference, of our 9.0% Senior Series A Convertible Participating Preferred Stock (the “New Series A Convertible Preferred Stock” and together with the New Senior Notes and the New Senior Convertible Notes, the “New Securities”) for each $1,000 in principal amount of our outstanding 4.75% Convertible Subordinated Notes due 2006 (the “Existing Notes”). The Exchange Offer is being extended to all holders of the Existing Notes.
      If you desire to participate in the Exchange Offer, (1) a properly completed and validly executed copy of this Letter of Transmittal, together with any signature guarantees and any other documents required by the instructions hereto, must be received by US Bank Corporate Trust Services (the “Exchange Agent”) at the address set forth above or (2) your Existing Notes must be transferred by book-entry transfer to an account maintained by the

Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Offering Circular under the caption “The Exchange Offer — Procedures for Tendering Existing Notes in the Exchange Offer — Book Entry Transfer.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the exchange agent. If you hold your notes in definitive form, you will need to send your Existing Notes to the exchange agent so that they are received prior to the Expiration Date unless you comply with the guaranteed delivery procedures described below.
      Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the exchange agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Offering Circular under the caption “The Exchange Offer—Guaranteed Delivery.”
      By tendering your Existing Notes in the Exchange Offer, you also agree to release the Company, its subsidiaries, affiliates and stockholders, as well as all directors, officers, employees, attorneys, accountants, advisors, agents and representatives, whether current or former, of the Company, its subsidiaries, affiliates, and stockholders from any and all claims arising out of or in connection with your ownership or acquisition of the Existing Notes so tendered, as set forth in the Offering Circular under the caption “The Exchange Offer — Release of Legal Claims By Tendering Noteholders.”
      The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.
      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE OFFERING CIRCULAR CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.
      List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES

Name(s) and Addresses of Registered Holder(s)	Certificate	Principal Amount
(Please fill-in)	Number(s)	Tendered*

Total

* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. See Instruction 2.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number:

☐	CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR EXISTING NOTES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.
      2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.
      3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Existing Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Existing Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Existing Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Notes, all in accordance with the terms of and conditions to the Exchange Offer.
      4. The undersigned understands that if the undersigned tenders Existing Notes and the Company accepts the Existing Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offering Circular and this Letter of Transmittal.
      5. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Company may waive), set forth in the Offering Circular under the caption “The Exchange Offer — Conditions to the Completion of the Exchange Offer,” the Company may not be required to accept for exchange any of the Existing Notes tendered (including any Existing Notes tendered after the Expiration Date). Any Existing Notes not accepted for exchange will be returned promptly upon expiration of the offer to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions” below.
      6. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular under the caption “The Exchange Offer — Withdrawals of Tenders.” See Instruction 9.
      7. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the New Securities (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Securities (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Existing Notes.”
      8. THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFERING CIRCULAR AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE OFFERING CIRCULAR SHALL PREVAIL.
      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF EXISTING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for Existing Notes not exchanged and/or New Securities are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
Issue New Securities and/or Existing Notes to:
Name(s)*

(Please type or print)

(Please type or print)
Address:

Zip Code

*	(Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

☐	Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
      To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signatures(s) appear(s) below or to such person or persons at an address other than shown in the box entitled “Description of Existing Notes” above.
Mail New Securities and/or Existing Notes to:
Name(s)*

(Please type or print)

(Please type or print)
Address:

Zip Code

*	(Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)
IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	--------------------- , 2006

X	--------------------- , 2006

X	--------------------- , 2006
Signature(s) of Owner	Date
Area Code and Telephone Number

      If a holder is tendering any Existing Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such fiduciary’s authority to so act. See Instruction 3.
Name(s)

Capacity:

Address:

SIGNATURE GUARANTEE
(if required by Instruction 3)
Signature(s) Guaranteed by
an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures.
      A holder of Existing Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Offering Circular to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Existing Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.
      The Exchange Agent will make a request to establish an account with respect to the Existing Notes at The Depositary Trust Company (“DTC”) for purposes of the Exchange Offer promptly after the date of the Offering Circular. Any financial institution that is a participant in DTC’s system, including Euroclear and Clearstream, may make book-entry delivery of Existing Notes by causing DTC to transfer such Existing Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program procedures for such transfer. However, although delivery of Existing Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.
      A Holder may tender Existing Notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program (“ATOP”), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgement from the participant tendering the Existing Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.
      DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.
      Holders of Existing Notes whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Guaranteed Delivery” section of the Offering Circular. Pursuant to such procedures,

(i)	such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

(ii)	prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of Existing Notes, the certificate number or numbers of such Existing Notes and the principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery or facsimile transmission by the Eligible Institution, the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

(iii)	such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Existing Notes tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within 3 Nasdaq trading days after the date of such execution of the Notice of Guaranteed Delivery.
      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE OFFERING CIRCULAR.

2.	Partial Tenders.
      If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Existing Notes to be tendered in the box above entitled “Description of Existing Notes” under “Principal Amount Tendered.” All of the Existing Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.
      If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.
      If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.
      When this Letter of Transmittal is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Securities are to be issued, or any unexchanged Existing Notes are to be reissued, to a person other than the current registered holder of the Existing Notes being tendered, then endorsements of any certificates transmitted herewith or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

      ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION” AND COLLECTIVELY, “ELIGIBLE INSTITUTIONS”).
      SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instructions.
      Tendering holders of Existing Notes should indicate in the applicable box the name and address to which New Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.
      The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to the Company (or its order) pursuant to the Exchange Offer. If, however, New Securities and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company (or its order) pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.
      The Company reserves the absolute right to waive satisfaction of any or all conditions described in the Offering Circular.

7.	No Conditional Tenders.
      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.
      Although the Company intends to notify holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Existing Notes.
      Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders.
      Tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any Existing Notes which have been tendered for exchange but are not exchanged for any reason will be returned promptly after the Expiration Date. You will also be entitled to withdraw any Existing Notes that have not yet been accepted after the expiration of 40 business days from the commencement of the Exchange Offer.
      For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn (including principal amount of such Existing Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Existing Notes were issued register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor.
      Any Existing Notes properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.
      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.	Requests for Assistance or Additional Copies.
      Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above.

11.	Federal Tax Withholding
      In order for a tendering holder of Existing Notes (and, in the case of New Securities to be issued pursuant to the Special Issuance Instructions, a prospective holder of New Securities) to avoid possible U.S. federal “backup withholding” with respect to the receipt of (or later distributions upon) New Senior Notes, New Senior Convertible Notes or New Series A Convertible Preferred Stock, such holders must (i) provide the Exchange Agent with a properly completed Substitute Form W-9, included in this Letter of Transmittal, and sign such form under penalties of perjury or (ii) otherwise establish an exemption. Holders that are non-U.S. persons (“non-U.S. holders”) may be required to submit additional documentation to avoid (or reduce) withholding applicable to payments to foreign payees. These issues are discussed more fully below in “Important Tax Information.”

IMPORTANT TAX INFORMATION
      Each tendering holder of Existing Notes (and prospective holder of New Securities to be issued pursuant to the Special Issuance Instructions) should complete the attached Substitute Form W-9. Under current federal income tax law, a holder is required to provide the Company (as payer) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any interest, dividend or other reportable payments received in respect of either the tendered Existing Notes or the New Securities received. If a holder is an individual, the TIN is such holder’s social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”).
      Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt holders should write “exempt” in Part 2 of Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., W-8BEN or Form W-8ECI), properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request and is also available on the IRS website (http://www.irs.gov). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
      If backup withholding applies, the Company is required to withhold up to 28% (or such other percentage that may be applicable to payments made after December 31, 2010) of any “reportable payment” (which payment may include an issuance of New Securities) made to a holder of New Securities or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.
Purpose of Substitute Form W-9
      To prevent backup withholding with respect to any payments received in respect of either the Existing Notes or the New Securities, each holder should provide the Company, through the Exchange Agent, with either: (i) such holder’s correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that such holder is a U.S. person (including a U.S. resident alien) and that (A) such holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified such holder that he or she is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding.
Special Rules for Non-U.S. Holders
      Even if a non-U.S. holder has provided the required certification to avoid backup withholding, the Company will withhold a 30% tax from payments of U.S. source income (for example, interest or dividends on the Existing Notes or New Securities) made to any non-U.S. holder unless it determines that such holder is either eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty or exempt from withholding because (i) the gross proceeds are effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a payment of interest, the payment qualifies for the portfolio interest exemption from withholding. A non-U.S. holder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty (or for the benefits of the portfolio interest exemption) must certify that fact by providing a properly executed IRS Form W-8BEN or other appropriate form prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the gross income is effectively connected with the conduct of a trade or business within the United States, a non-U.S. holder must furnish the Company with a properly executed IRS Form W-8ECI. These forms are available from the Exchange Agent or on the IRS website (http://www.irs.gov). A non-U.S. holder may be eligible to obtain from the IRS a refund of tax withheld if such holder is able to establish that no tax (or a reduced amount of tax) is due.
      Non-U.S. holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

What Number to Give the Exchange Agent
      A holder is required to give the Exchange Agent its TIN (e.g., social security number or employer identification number). If the New Securities will be held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance regarding which number to report.
IRS Circular 230 Notice
      TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, WE INFORM YOU THAT (A) ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH TAX ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING, BY THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) IF YOU ARE NOT THE ORIGINAL ADDRESSEE OF THIS COMMUNICATION, YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

PAYOR’S NAME: PRG-SCHULTZ INTERNATIONAL, INC.

SUBSTITUTE Form W-9	Part I — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN: --------------------------------------- Social Security Number or Employer Identification Number

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein

Part III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3) I am a U.S. person (including a U.S. resident alien); and

(4) All information provided in this form is true, correct and complete.
	SIGNATURE:	DATE:

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld until I provide a TIN to the payor and, if I do not provide my TIN within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature: ______________________________  Date: _________________________ , 2006